                         REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT, dated as of __________, 1998, is entered into by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the "Trust"), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"), and the holders of Units (as defined below) listed on Schedule 1A hereto and signatory hereto (individually, an "Investor" and collectively, the "Investors").

                                   RECITALS

                  WHEREAS, the Investors are receiving on the date hereof Class A units of limited partnership interests ("Units") in the Partnership pursuant to that certain Contribution Agreement, dated as of _______, 1998, by and among the Partnership and the persons and entities set forth on the signature page thereof (the "Contribution Agreement"); and

                  WHEREAS, pursuant to the Partnership Agreement (as defined below), the Units will be redeemable for cash or common shares of beneficial interest, par value $.01 per share, of the Trust (the "Common Shares") upon the terms and subject to the conditions contained therein; and

                  WHEREAS, in order to induce the Investors to consummate the closings of the transactions contemplated by the Contribution Agreement and related transaction documents, the Trust has agreed to grant to each Investor the registration rights provided for herein.

                  NOW, THEREFORE, in consideration of these premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

                           "Affiliate" of any Person means any other Person
directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                           "Agreement" means this Registration Rights
Agreement, as it may be amended, supplemented or restated from time to time.

                           "Business Day" means any day except a Saturday,
Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

                           "Commission" means the United States Securities and
Exchange Commission.

                           "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                           "Partnership Agreement" means the Amended and
Restated Agreement of Limited Partnership of the Partnership, dated as of November 18, 1997, as previously amended and as the same may hereafter be amended, modified or restated from time to time.

                           "Person" means an individual or a corporation,
partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                           "Registrable Securities" means Common Shares issued
or issuable upon redemption of Units issued on the date hereof pursuant to the Contribution Agreement and any other Common Shares issued in respect of such shares (because of share splits, share dividends, reclassifications, recapitalizations or similar events); provided that such Common Shares shall cease to constitute Registrable Securities once: (i) a registration statement covering such Common Shares has been declared effective by the Commission and such Common Shares have been sold or transferred pursuant to such effective registration statement, (ii) such Common Shares may be sold pursuant to Rule 144(k) under the Securities Act or (iii) such Common Shares have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Trust has delivered a new certificate or other evidence of ownership for such Common Shares not bearing the Securities Act restricted stock legend and such Common Shares may be resold without subsequent registration under the Securities Act. In the event that the Partnership issues additional Units pursuant to the Contribution Agreement on or prior to the date that is 175 days after the date hereof, the Common Shares issued or issuable upon redemption of such Units shall also constitute Registrable Securities, and the holders of such Units shall execute a joinder to this Agreement (agreeing to be bound by the provisions hereof as if they were listed on Schedule 1A hereto and a signatory hereto) and thereupon shall be entitled to the benefits of this Agreement and be treated as Investors hereunder.

                           "Registration Expenses" means all expenses incident
to the Trust's performance of or compliance with Article 2, including, without limitation, all registration and filing fees, all listing fees, all fees and expenses of complying with securities or blue sky laws, and printing expenses, the fees and disbursements of counsel for the Trust and of the Trust's independent public accountants, but excluding fees and disbursements of counsel or other advisors for the Investors and excluding any brokerage discounts or commissions payable in connection with a sale of Registrable Securities.

                           "Rule 144" means Rule 144 under the Securities Act,
as amended from time to time (or any successor statute).

                           "Securities Act" means the Securities Act of 1933,
as amended.

                  2. Registration Rights.

                           2.1 Registration on Demand.

                                    2.1.1 Registration of Registrable
Securities. Subject to Sections 2.1.3 and 2.1.6, within 200 days after the date hereof, the Trust shall prepare and file with the Commission a "shelf" registration statement under the Securities Act covering the offer and sale of all of the Registrable Securities by the Investors in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, and the Trust shall use its commercially reasonable efforts to cause that registration statement to become effective within 230 days after the date hereof. Thereafter, the Trust shall use commercially reasonable efforts to take all such action (including timely filing of all reports required to be filed pursuant to the Exchange Act) as may be necessary to cause that registration to remain in effect until all of the Registrable Securities have been sold by the Investors (or such earlier date as all Common Shares issued or issuable upon redemption of any Units have ceased to constitute Registrable Securities).

                                    2.1.2 Registration of Other Securities.
Whenever the Trust shall effect a registration pursuant to this Section 2.1, other holders of securities of the Trust who have registration rights may include all or a portion of such securities in such registration, offering or sale.

                                    2.1.3 Registration Statement Form S-3.
Registrations under this Section 2.1 shall only be required to be made on Form S-3, or any successor form. In the event the Trust is not eligible to use Form S-3 to register the Registrable Securities, it may delay the filing of the applicable registration statement until that date on which the Trust is again eligible to file a Form S-3. The Trust hereby represents and warrants to the Investors that, as of the date hereof, the Trust is eligible to register the Registrable Securities on Form S-3, and the Trust shall use its best efforts to remain eligible to register the Registrable Securities on Form S-3.

                                    2.1.4 Expenses. The Trust shall pay the
Registration Expenses in connection with the registration effected pursuant to this Section 2.1. If a registration pursuant to this Section 2.1 is withdrawn or otherwise not effected, other than at the request of the Investors, the Trust shall pay the Registration Expenses in connection therewith. If the registration is withdrawn solely at the request of the Investors and if the Investors elect not to have such registration count as their single registration under this Section 2.1, the Investors shall pay all the Registration Expenses of such registration.

                                    2.1.5 Effective Registration Statement. A
registration pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has been declared effective by the Commission or (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective.

                                    2.1.6 Limitations on Registration on
Demand.

                                          (i) In no event shall the Trust be
required to effect more than one registration pursuant to this Section 2.1.

                                          (ii) Notwithstanding anything
herein, if the Trust reasonably believes that the filing of a registration statement with the Commission would materially and adversely affect the contemplated activities of the Trust, then the Trust may postpone the filing of the applicable registration statement for a period not in excess of 30 days or, in the event the filing is being postponed in connection with a proposed underwritten public offering of the Trust's securities, for such longer period (not to exceed an additional 30 days) as may be reasonably requested by the managing underwriter for such proposed offering.

                                          (iii) Notwithstanding anything
herein, if the filing of a registration statement pursuant to this Agreement would require the Trust to include in a filing with the Commission financial statements of probable or completed acquisitions in order that such registration statement be in compliance with rules and regulations of the Commission, then the Trust may delay the filing of such registration statement until it has included the requisite financial statements (including any necessary pro forma financial information) in a filing with the Commission; provided, however, that the Trust may not delay the filing of such registration statement for such reason more often than once during any period of three consecutive months.

                           2.2 Registration Procedures.

                                    2.2.1 In connection with the registration
of any Registrable Securities under the Securities Act as provided in Section 2.1, the Trust shall as promptly as practicable:

                                          (i) prepare and file with the
Commission the requisite registration statement to effect such registration and thereafter use commercially reasonable efforts to cause such registration statement to become and remain effective;

                                          (ii) prepare and file with the
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until all of such Registrable Securities have been sold thereunder;

                                          (iii) furnish to the Investors,
without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of such other documents as the Investors may reasonably request;

                                          (iv) use commercially reasonable
efforts (x) to register or qualify all Registrable Securities under such other securities or Blue Sky laws of such States of the United States of America where an exemption is not available and as an Investor shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may reasonably be necessary or advisable to enable an Investor to consummate the disposition in such jurisdictions of the Registrable Securities to be sold by such Investor, except that the Trust shall not for any such purpose be required to qualify generally to do business as a foreign trust in any jurisdiction wherein it would not, but for the requirements of this paragraph (iv), be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                                          (v) notify the Investors upon
discovery that, or upon the happening of any event as a result of which, the prospectus included in the registration statement filed pursuant to this agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and, use its commercially reasonable efforts to promptly prepare and furnish to the Investors such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                          (vi) use commercially reasonable
efforts to list all Registrable Securities covered by such registration statement on any national securities exchange or over-the-counter market, if any, on which the class of Registrable Securities of the Trust (i.e., Common Shares) covered by such registration statement are then listed;

                                          (vii) notify the Investors promptly
(x) when the registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (y) of the issuance of the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and (z) if the Trust receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or of the initiation of any proceeding for such purpose;

                                          (viii) make every reasonable effort
to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment.

                  The Investors agree that upon receipt of any notice from the Trust of the happening of an event of the kind described in Section 2.2.1(v) or 2.2.1 (vii)(y) or (z), the Investors shall forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.2.1(v) or until any such suspension is lifted, respectively.

                           2.3. Holdback Agreements; Information Blackout.

                                    2.3.1 Holdback Agreements. In connection
with an underwritten public offering of securities of the Trust, the Investors agree that, if required by the underwriter or underwriters, they will not effect any public sale or distribution, including any sale pursuant to Rule 144 of any Registrable Securities during the period commencing 10 days prior to the expected commencement of the offering and ending 30 days after the closing of such offering.

                                    2.3.2 Information Blackout. At any time
when a registration statement effected pursuant to this Section 2 relating to Registrable Securities is effective, upon written notice from the Trust to the Investors that the Trust has determined in good faith that sale of Registrable Securities pursuant to the registration statement would require disclosure by the Trust of non-public material information not otherwise required, in the judgment of the Trust, to be disclosed under applicable law, the Investors shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of (a) 30 days after the Trust makes such good faith determination and (b) such time as the Trust notifies the Investors that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed; provided, however, that the Trust may not so direct the Investors to so suspend the sales of Registrable Securities more often than once during any period of three consecutive months.

                           2.4 Preparation. In connection with the preparation
and filing of any registration statement under the Securities Act in which the Investors are selling shareholders, the Trust shall give the Investors not less than 20 days prior written notice of the preparation of such registration statement and give the Investors and their counsel and accountants the opportunity to review and comment on, at the Investors' expense, the applicable portions, relating to the Investors (including the "Selling Shareholder" and "Plan of Distribution" sections), of the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto (provided that the Investors shall furnish the Trust with comments on any such amendment or supplement as promptly as the Trust shall reasonably require).

                           2.5 Indemnification.

                                    2.5.1 Indemnification by the Trust. In the
event of any registration of any securities of the Trust under the Securities Act in which an Investor is a selling shareholder, the Trust shall, and hereby does, indemnify and hold harmless such Investor, each

Person, if any, who controls the Investor (within the meaning of Section 15 of the Securities Act) and the officers, directors, shareholders, partners and employees of the Investor and each such controlling Person (collectively, the "Investor Indemnified Parties") from and against any losses, claims, damages or liabilities incurred by any of such Investor Indemnified Parties, insofar as losses, claims, damages, or liabilities (or actions, proceedings or investigations, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus, or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (b) any violation by the Trust, its trustees, officers, employees or agents of this Agreement or any law applicable to and in connection with such registration, and the Trust shall reimburse such Investor Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action, proceeding or investigation described in clauses (a) or (b); provided, however, that the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Trust by such Investor specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor and shall survive the transfer of such securities by such Investor.

                                    2.5.2 Indemnification by the Investors If
any Registrable Securities are included in any registration statement, the Investors shall, jointly and severally, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.5.1 above) the Trust and each trustee, officer, shareholder and employee of the Trust and each Person who controls the Trust within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust by the Investors specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.

                                    2.5.3 Notice of Claims, Etc. Promptly
after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, immediately give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.5, except to the extent that the indemnifying party is materially prejudiced by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that the indemnifying parties may agree, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out of pocket costs related to the indemnified party's cooperation with the indemnifying party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Consent of the indemnified party shall be required for the entry of any judgment or to enter into a settlement only when such judgment or settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect such claim or litigation.

                                    2.5.4 Contribution. If the indemnification
provided for in this Section 2.5 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.5.1 or 2.5.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Sections 2.5.1 or
2.5.2 hereof, the indemnified party and the indemnifying party under Sections
2.5.1 or 2.5.2 hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), in such proportion as shall be appropriate to reflect the relative fault of and benefits to the Trust on the one hand and the Investor on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, or other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages or liabilities relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any of the provisions of this Section 2.5.4, an Investor shall not be required to contribute any amount in excess of the amount of the total proceeds to the Investor from sales of the Registrable Securities of such Investor under the registration statement. No

Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim, effected without such Person's written consent, which consent shall not be unreasonably withheld.

                  3. Rule 144 Compliance. The Trust covenants that it will use commercially reasonable efforts to timely file the reports required to be filed by the Trust under the Securities Act and the Exchange Act so as to enable each Investor to sell Registrable Securities pursuant to Rule 144. In connection with any proposed sale by any Investor of any Registrable Securities pursuant to Rule 144, upon receipt by the Trust of an opinion of the Investor's counsel that the disposition by the Investor falls within the safe harbor provisions of Rule 144, the Trust shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and shall use commercially reasonable efforts to enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Investor may reasonably request prior to any sale of Registrable Securities under Rule 144.

                  4. Decisions; Modification; Waivers. This Agreement may be modified or amended only with the written consent the Trust, the Partnership and the Investors to whom the modification or amendment relates. No party shall be released from its obligations hereunder without the written consent of the other party. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but any such waiver shall be effective only if in a writing signed by the party against which such waiver is to be asserted. Except as otherwise specifically provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

                  5. Entire Agreement. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  6. Severability. If any provision of this Agreement, or the application of such provision to any party or circumstance, shall be held invalid, the remainder of this Agreement or the application of such provision to other parties or circumstances, to the extent permitted by law, shall not be affected thereby; provided, that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

                  7. Notices. All notices, requests and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered (i) in person, (ii) by certified mail, return receipt requested, (iii) by recognized overnight delivery service providing positive tracking of items (for example, Federal Express), or (iv) by confirmed telecopier, in each case addressed as follows:

           If to the Trust or the Partnership, addressed to:

           c/o Brandywine Realty Trust
           Newtown Square Corporate Campus
           16 Campus Boulevard
           Suite 150
           Newtown Square, PA  19073
           Attention: Gerard H. Sweeney, President and Chief Executive Officer
           Fax:  (610) 325-5622

           with a copy in each instance to:

           Brad A. Molotsky, General Counsel
           Brandywine Operating Partnership, L.P.
           Newtown Square Corporate Campus
           16 Campus Boulevard
           Suite 150
           Newtown Square, PA  19073
           Fax:  (610) 325-5622

           If to any Investor, addressed to:

           its respective address set forth on Schedule 1A hereto with a copy in each instance to:

           Ralph A. Rosella, Esquire
           Lazer, Aptheker, Feldman, Rosella & Yedid LLP
           Melville Law Center
           225 Old Country Road
           Melville, NY 11747-2712
           Fax:  (516) 761-0015
                    and
           Luke P. Iovine, III, Esquire
           Battle Fowler LLP
           Park Avenue Tower
           75 East 55th Street
           New York, NY 10022
           Fax:  (212) 856-7821

or to such other address or addresses and to the attention of such other person or persons as any of the parties may notify the other in accordance with the provisions of this Agreement. All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereof only if given pursuant to the foregoing requirements as to both manner and address, and only upon receipt (or refusal to accept delivery) by the party to whom such notice is sent. Notices by the parties may be given on their behalf by their respective attorneys.

                  8. Counterparts. This Agreement may be executed in counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same agreement.

                  9. Headings. The Section headings in this Agreement are for convenience of reference only, and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  10. Construction. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Delaware without regard to its principles of conflict of laws.

                  11. Recapitalizations, etc. In the event that any shares of beneficial interest or other securities are issued in respect of, in exchange for, or in substitution of, any Registrable Securities by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, share dividend, split-up, sale of assets, distribution to shareholders or combination of the Registrable Securities or any other similar change in the Trust's capital structure, appropriate adjustments shall be made in this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

                  12. Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  13. Successors, Assigns and Transferees. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties. If any successor, assignee or transferee of an Investor shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date first above written.

                                         BRANDYWINE REALTY TRUST


                                         By: ______________________________
                                             Name: Gerard H. Sweeney
                                             Title: President & CEO


                                         BRANDYWINE OPERATING
                                         PARTNERSHIP, L.P.

                                         By: BRANDYWINE REALTY
                                             TRUST, its sole general partner


                                         By: ______________________________
                                             Name:  Gerard H. Sweeney
                                             Title:  President & CEO

                                         __________________________________
                                         Donald E. Axinn


                                         __________________________________
                                         [                                ]


                                         __________________________________
                                         [                                ]


                                         __________________________________
                                         [                                ]